                           Strategic Partners Series
------------------------------------------------------------------------------
                     Strategic Partners Focused Growth Fund

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 27, 2000

Purchase, Redemption and Pricing of Fund Shares

   The first paragraph under the heading 'Reduction and Waiver of Initial Sales Charge--Class A Shares--Combined Purchase and Cumulative Purchase Privilege' on
p. B-26 is amended to read in its entirety as follows:

        If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other portfolios of Strategic Partners Series, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See 'How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge' in the Prospectus of the Fund.

   The first two paragraphs under the heading 'Reduction and Waiver of Initial Sales Charge--Class A Shares--Letters of Intent' on p. B-26 are amended to read in their entirety as follows:

         Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other portfolios of Strategic Partners Series (Investment Letter of Intent). Retirement and group plans do not qualify to purchase Class A shares at NAV by entering into an Investment Letter of Intent.

        For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other portfolios of Strategic Partners Series (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned and other money market fund shares received for such shares in an exchange transaction are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.
MFSP500C2                                                              SPFGSUP2

   The following is added after the section entitled 'Waiver of Initial Sales Charge--Class C Shares' on p. B-27:

   Rights of Accumulation

         Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of Strategic Partners Series (excluding money market funds other than those acquired pursuant to the exchange privilege) and shares of other money market funds acquired pursuant to the exchange privilege to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of Strategic Partners Series. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

The date of this Supplement is April 18, 2000.